Exhibit 10.2

FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT, dated as of the 5th day of August, 2010 (this “Amendment”), is entered into by and among Alterra Insurance Limited (f/k/a Max Bermuda Ltd.), a Bermuda company (“Alterra Insurance”) and Alterra Capital Holdings Limited (f/k/a Max Capital Group Ltd.), a Bermuda company (“Alterra Capital” and together with Alterra Insurance, each a “Borrower” and collectively the “Borrowers”), Alterra Holdings, Limited, a Bermuda company, various financial institutions which are parties hereto (the “Lenders”), Bank of America, N.A., as fronting bank (in such capacity, the “Fronting Bank”), Bank of America, N.A., as letter of credit administrator (in such capacity, the “LC Administrator”) and Bank of America, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

R E C I T A L S

WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to the Credit Agreement, dated as of August 7, 2007 (as amended, restated, supplemented or modified from time to time and in effect on the date hereof, the “Credit Agreement”); and

WHEREAS, the parties desire to amend the Credit Agreement on the terms set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereby agree as follows:

SECTION 1 CREDIT AGREEMENT DEFINITIONS. Capitalized terms used herein that are defined in the Credit Agreement shall have the same meaning when used herein unless otherwise defined herein.

SECTION 2 AMENDMENTS TO CREDIT AGREEMENT. Effective on, and subject to the occurrence of the Fourth Amendment Effective Date (as defined below), the Credit Agreement shall be amended as follows:

2.1 Amendment to Section 1. Section 1.1 of the Credit Agreement is amended as follows:

(a) The definitions of “Amalgamated Company”, “Credit Party”, “G7 Securities” and “Parent” are amended in their entirety to read as follows:

Amalgamated Company means Alterra Holdings Limited, a Bermuda company resulting from the amalgamation of Amalco Sub and Harbor Point.

Credit Party means each of (a) the Parent, (b) Amalgamated Company, (c) prior to the HP Re Amalgamation Date, Alterra Insurance, and from and after the HP Re Amalgamation Date, Alterra Bermuda, and (d) from and after the US Finance Co. Guaranty Date, US Finance Co.

G7 Securities means any U.S. Dollar and non-U.S. Dollar denominated evidence of Indebtedness, maturing not more than five years after such time, issued or guaranteed by any country or an agency thereof which is a member of the G7 other than the United States and Italy.

Parent means Alterra Capital Holdings Limited, a Bermuda company (f/k/a Max Capital Group Ltd.).

(b) (i) Each reference in any Credit Document (including any exhibit, schedule or annex thereto) to “Max Capital” or “Max Capital Group Ltd.” shall be deemed to be a reference to the Parent; (ii) the definition of “Max Bermuda” is deleted and each reference to “Max Bermuda” or “Max Bermuda Ltd.” in any Credit Document (including any exhibit, schedule or annex thereto) shall be deemed to be a reference to (x) prior to the HP Re Amalgamation Date, Alterra Insurance, and (y) from and after the HP Re Amalgamation Date, Alterra Bermuda; (iii) from and after the HP Re Amalgamation Date, the definition of “Harbor Point Re” is deleted and each reference to “Harbor Point Re” or “Harbor Point Re Limited” in any Credit Document (including any exhibit, schedule or annex thereto) shall be deemed to be a reference to Alterra Bermuda; (iv) the definition of “Max US Holdings” is deleted and each reference to “Max US Holdings” and “Max USA Holdings Ltd.” in any Credit Document (including any exhibit, schedule or annex thereto) shall be deemed to be a reference to “Alterra USA Holdings”; (v) from and after the HP US Merger Date, the definition of “Harbor Point U.S. Holdings” is deleted and each reference to “Harbor Point U.S. Holdings” and “Harbor Point U.S. Holdings, Inc.” in any Credit Document (including any exhibit, schedule or annex thereto) shall be deemed to be a reference to “Alterra USA Holdings”; (vi) the definition of “Max UK” is deleted and each reference to “Max UK” or “Max UK Holdings Ltd.” in any Credit Document (including any exhibit, schedule or annex thereto) shall be deemed to be a reference to “Alterra UK”; (vii) the definition of “Harbor Point Credit Agreement” is deleted and each reference to “Harbor Point Credit Agreement” in any Credit Document (including any exhibit, schedule or annex thereto) shall be deemed to be a reference to “Alterra Holdings Credit Agreement”; and (viii) the definition of “Harbor Point Credit Documents” is deleted and each reference to “Harbor Point Credit Documents” in any Credit Document (including any exhibit, schedule or annex thereto) is deemed to be a reference to “Alterra Holdings Credit Documents”.

(c) The following definitions are added in the proper alphabetical order:

Alterra Bermuda means Alterra Bermuda Limited, the Bermuda company resulting from the amalgamation of Alterra Insurance and Harbor Point Re.

Alterra Holdings Credit Agreement means the Amended and Restated Credit Agreement dated as of June 12, 2007 (as amended, restated, supplemented or otherwise modified from time to time) among Amalgamated Company; prior to the HP Re Amalgamation Date, Harbor Point Re, and from and after the HP Re Amalgamation Date, Alterra Bermuda; prior to the HP US Merger Date, Harbor Point U.S. Holdings, and from and after the HP US Merger Date, Alterra USA Holdings; HPRe US; the lenders identified therein and Bank of America, N.A., as administrative agent.

Alterra Holdings Credit Documents means the “Loan Documents” as defined in the Alterra Holdings Credit Agreement.

Alterra Insurance means Alterra Insurance Limited, a Bermuda company (f/k/a Max Bermuda Ltd.).

Alterra UK means Alterra UK Holdings Limited (f/k/a Max UK Holdings Ltd.), a company formed under the laws of England and Wales.

Alterra USA Holdings means (i) prior to the HP US Merger Date, Alterra USA Holdings Limited (f/k/a Max USA Holdings Ltd.) and (ii) from and after the HP US Merger Date, Alterra USA Holdings Limited, the survivor of the merger between Alterra USA Holdings Limited and Harbor Point U.S. Holdings.

Fourth Amendment means the Fourth Amendment to Credit Agreement dated as of the 5th day of August, 2010 among the Borrowers, the Amalgamated Company, the Lenders party thereto and the Administrative Agent.

Fourth Amendment Effective Date has the meaning specified in the Fourth Amendment.

HP Re Amalgamation Date means the effective date of the amalgamation of Harbor Point Re and Alterra Insurance.

HP US Merger Date means the date on which the merger of Max US Holdings and Harbor Point U.S. Holdings is effective.

Reorganization means the reorganization of the corporate structure of the Parent and its Subsidiaries including the amalgamation of Harbor Point Re and Alterra Insurance, the merger of Harbor Point U.S. Holdings and Max US Holdings, the transfer of ownership of various Wholly-Owned Subsidiaries to the Parent or other Wholly-Owned Subsidiaries, the creation of certain new Wholly-Owned Subsidiaries, the liquidation of certain Subsidiaries and certain other steps and actions which ultimately result (whether through amalgamation, merger, transfer, Disposition or acquisition of Equity Interests or other assets, formation or liquidation of Subsidiaries, issuance, incurrence or assumption of debt, issuance of Equity Interests, payment of dividends or other distributions, capital contribution or otherwise, all of which are occurring between the Parent and/or various Subsidiaries of the Parent) in the corporate organization of the Parent and its Subsidiaries as set forth on Exhibit A to the Fourth Amendment (the “Reorganized Structure”), with such further changes to the Reorganized Structure that, if consummated, would not constitute a Default or Event of Default.

US Finance Co. means Alterra Finance LLC, a Delaware limited liability company, a Wholly-Owned Subsidiary of the Parent.

US Finance Co. Guaranty Date means the date on which US Finance Co. has executed and delivered (a) a Guaranty; (b) a certificate of the secretary or an assistant secretary of US Finance Co., in form and substance reasonably satisfactory to the Administrative Agent, certifying (i) that attached thereto is a true and complete copy of the Organization Documents of US Finance Co. then in effect and as in effect at all times from the date on which the resolutions referred to in clause (ii) below were adopted to and including the date of such certificate, and (ii) that attached thereto is a true and complete copy of resolutions adopted by the board of directors (or similar governing body) of US Finance Co. authorizing the execution and delivery of the Guaranty and the performance of the Guaranty and the other Credit Documents to which it is a party, and (iii) as to the incumbency and genuineness of the signature of each officer of US Finance Co. executing the Guaranty or any of the other Credit Documents; and (c) such legal opinions of counsel to US Finance Co. as may be reasonably requested by the Administrative Agent.

US Finance Co. Indenture Restrictions means restrictions of the type set forth on Exhibit B to the Fourth Amendment on the Parent and its Subsidiaries contained in any indenture or supplemental indenture among US Finance Co., as issuer, the Parent, as guarantor, and a trustee that are no more restrictive than those set forth on Exhibit B to the Fourth Amendment.

2.2 Amendment to Section 5.1. Section 5.1 of the Credit Agreement is amended by adding the following new subsections at the end thereof:

(k) On or before the HP Re Amalgamation Date, deliver to the Administrative Agent, such legal opinions of counsel to the Parent regarding the amalgamation and Alterra Bermuda as may be reasonably requested by the Administrative Agent and within five Business Days following the HP Re Amalgamation Date, deliver to the Administrative Agent (i) a certificate of the secretary or an assistant secretary of Alterra Bermuda, in form and substance reasonably satisfactory to the Administrative Agent, certifying (A) that attached thereto is a true and complete copy of the application for registration of an amalgamated company and resulting memorandum of association of Alterra Bermuda and that the same has been presented for filing with the Registrar of Companies for the Bermuda Ministry of Finance, (B) that attached thereto is a true and complete copy of the Bye-laws or similar governing document of Alterra Bermuda then in effect and as in effect at all times from the date on which the resolutions referred to in clause (C) below were adopted to and including the date of such certificate, (C) that attached thereto is a true and complete copy of resolutions adopted by the board of directors (or similar governing body) of Alterra Bermuda authorizing the performance of the Credit Documents to which it is a party, and (D) as to the incumbency and genuineness of the signature of each officer of Alterra Bermuda authorized to execute Credit Documents, and attaching all such copies of the documents described above.

(l) On or before the HP US Merger Date, deliver to the Administrative Agent, (i) a certificate of the secretary or an assistant secretary of Alterra USA Holdings, in form and substance reasonably satisfactory to the Administrative Agent, certifying (A) that attached thereto is a true and complete copy of the certificate of merger and resulting articles of incorporation of Alterra USA Holdings filed with the Secretary of State of Delaware, (B) that attached thereto is a true and complete copy of the By-laws or similar governing document of Alterra USA Holdings then in effect and as in effect at all times from the date on which the resolutions referred to in clause (C) below were adopted to and including the date of such certificate, (C) that attached thereto is a true and complete copy of resolutions adopted by the board of directors of Alterra USA Holdings authorizing the performance of the Credit Documents to which it is a party, and (D) as to the incumbency and genuineness of the signature of each officer of Alterra USA Holdings authorized to execute Credit Documents, and attaching all such copies of the documents described above; and (ii) such legal opinions of counsel to the Parent regarding the merger and the merged entity as may be reasonably requested by the Administrative Agent.

2.3 Amendment to Section 6.4. Section 6.4 of the Credit Agreement is amended by deleting the words “Create, incur, assume or suffer to exist any Debt of the Parent’s Subsidiaries, except:” and inserting “Create, incur, assume or suffer to exist any Debt of the Parent’s Subsidiaries (other than Amalgamated Company and, from and after the US Finance Co. Guaranty Date, US Finance Co., which shall be able to incur Debt if the Parent could incur such Debt), except:” therefor.

2.4 Amendment to Section 6.9. Section 6.9 of the Credit Agreement is amended by adding the following new clause (xv) at the end thereof:

; and (xv) from and after the US Finance Co. Guaranty Date, the US Finance Co. Indenture Restrictions.

2.5 Amendment to Schedule 1.2. Schedule 1.2 is amended by deleting the following:

G7 Dollar denominated and non-Dollar 92%

denominated Securities issued by the

Government of Italy or agencies thereof

SECTION 3 REORGANIZATION. Notwithstanding anything to the contrary in the Credit Agreement or any other Credit Document, the Lenders hereby consent to the Reorganization including without limitation the amalgamation of Harbor Point Re and Max Bermuda, the merger of Harbor Point U.S. Holdings and Max US Holdings, and all other actions and steps that may be undertaken, and agreements or instruments that may be entered into, in order to effect the Reorganization (whether through amalgamation, merger, transfer, Disposition or acquisition of Equity Interests or other assets, formation or liquidation of Subsidiaries, issuance, incurrence or assumption of intercompany debt or issuance of Equity Interests, payment of dividends or other distributions, capital contribution or otherwise, all of which are occurring between the Parent and/or various Subsidiaries of the Parent).

SECTION 4 REPRESENTATIONS AND WARRANTIES. In order to induce the Lenders, the Fronting Bank, the LC Administrator and the Administrative Agent to execute and deliver this Amendment, each of the Borrowers represents and warrants to each such Person that:

(a) No Default or Event of Default has occurred and is continuing or will result from the execution and delivery or effectiveness of this Amendment; and

(b) The representations and warranties of the Borrowers contained in Article IV of the Credit Agreement and the other Credit Documents are true and correct in all material respects as of the Fourth Amendment Effective Date, with the same effect as though made on such date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

SECTION 5 CONDITIONS TO EFFECTIVENESS. This Amendment and the consent in Section 3 shall become effective as of the date (the “Fourth Amendment Effective Date”) when the Administrative Agent shall have received the following:

5.1 Amendment. Executed counterparts of this Amendment executed by the Borrowers, each Person who has executed a Guaranty, the Administrative Agent and the Required Lenders.

5.2 Fees and Expenses. Unless waived by the Administrative Agent, the Borrowers shall have paid all reasonable and documented legal fees and expenses of counsel to the Administrative Agent and all reasonable out-of-pocket expenses of the Administrative Agent, in each case in connection with the preparation, negotiation, execution and delivery of this Amendment to the extent invoiced prior to or on the Fourth Amendment Effective Date.

5.3 Alterra Holdings Credit Agreement Amendment. An amendment to the Alterra Holdings Credit Agreement in substantially the same form as this Amendment shall have been executed and delivered by the Amalgamated Company, Harbor Point Re, Harbor Point U.S. Holdings, HPRe US and Alterra Capital, and the conditions to effectiveness set forth in Section 5 thereof (other than the conditions relating to the effectiveness of this Amendment) shall have been satisfied.

SECTION 6 GENERAL.

6.1 Full Force and Effect. From and after the Fourth Amendment Effective Date, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof. Each other Credit Document remains in full force and effect, and by execution hereof each Borrower reaffirms its obligations under the Credit Agreement and each other Credit Document to which it is a party. From and after the Fourth Amendment Effective Date, any reference to the Credit Agreement or any of the other Credit Documents in any Credit Document shall refer to the Credit Agreement and Credit Documents as amended hereby. This Amendment is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Credit Agreement except as expressly set forth herein. This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

6.2 Counterparts; Effectiveness. This Amendment may be executed by the parties hereto in any number of counterparts and by the different parties in separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile transmission or electronic “.pdf” file shall be effective as delivery of a manually executed counterpart hereof.

SECTION 7 GOVERNING LAW; ENTIRE AGREEMENT. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. This Amendment constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and supercedes any prior agreements with respect thereto.

SECTION 8 REAFFIRMATION OF GUARANTY. Each Person who has signed a Guaranty hereby (i) confirms to the Administrative Agent that it has received a copy of this Amendment, (ii) confirms and agrees with the Administrative Agent that its Guaranty remains in full force and effect and is hereby ratified and confirmed in all respects with regard to the Credit Agreement, as amended, (iii) represents and warrants to the Administrative Agent that the representations and warranties contained in its Guaranty are true and correct in all material respects as of the Fourth Amendment Effective Date, with the same effect as though made on such date, and (iv) agrees that neither such ratification and confirmation, nor the Administrative Agent’s solicitation of such ratification and confirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or confirmation from the undersigned with respect to subsequent amendments or modifications, if any, to the Credit Agreement or any other document related thereto.

[THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the date first above written.

ALTERRA CAPITAL HOLDINGS LIMITED

By:	—
Name:	—
Title:	—

ALTERRA INSURANCE LIMITED

By:	—
Name:	—
Title:	—

ALTERRA HOLDINGS LIMITED

By:	—
Name:	—
Title:	—

BANK OF AMERICA, N.A., as Administrative Agent, LC Administrator, Fronting Bank and as a Lender

By:	—
Name:	—
Title:	—

CITIBANK, N.A.

By:
Name:
Title:

ING BANK N.V., LONDON BRANCH

By:
Name:
Title:

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION

(SUCCESSOR BY MERGER TO WACHOVIA BANK, NATIONAL ASSOCIATION)

By:
Name:
Title:

THE BANK OF NEW YORK MELLON

By:
Name:
Title:

CREDIT SUISSE AG, NEW YORK BRANCH, F/K/A
CREDIT SUISSE, NEW YORK BRANCH

By:
Name:
Title:

By:
Name:
Title:

WEBSTER BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

Exhibit A

Reorganizational Chart

Exhibit B
US Finance Co Indenture Restrictions

“Consolidated Total Assets” means, in respect of the Guarantor, as of any date of determination, the amount of total assets shown on the consolidated balance sheet of the Guarantor and its consolidated subsidiaries contained in the most recent annual or quarterly report filed with the Commission, or if the Guarantor is not then subject to the Exchange Act, the most recent annual or quarterly report to shareholders and, in respect of any Subsidiary as of any date of determination, the amount of total assets of such Subsidiary and its consolidated subsidiaries from which such consolidated balance sheet of the Guarantor and its consolidated Subsidiaries was derived; provided that if the Guarantor completed a significant acquisition subsequent to the date of such latest consolidated balance sheet and filed a current report on Form 8-K which included audited financial statements of such acquired business and the pro forma financial information required by Article 11 of Regulation S-X promulgated under the Securities Act, the amount of total assets of the Guarantor shall be as shown on the pro forma balance sheet of the Guarantor and its consolidated subsidiaries included in such current report on Form 8-K, rather than as shown on the historical consolidated balance sheet of the Guarantor and its consolidated subsidiaries.

“Designated Subsidiary” means 1) the Company [Alterra Finance LLC], (2) any other future or present Subsidiary of the Guarantor [Alterra Capital Holdings Limited] the Consolidated Total Assets of which constitute ten percent or more of the Consolidated Total Assets of the Guarantor; and (3) any Subsidiary which is a successor, by merger or otherwise, to substantially all of the business or properties of any Subsidiary referred to or described in the foregoing clauses (1) or (2).

“Indebtedness” means, with respect to any Person, (i) the principal of and any premium and interest on (a) indebtedness of such Person for money borrowed and (b) indebtedness evidenced by notes, debentures, bonds or other similar instruments for the payment of which such Person is responsible or liable; (ii) all Capitalized Lease Obligations of such Person; (iii) all obligations of such Person issued or assumed as the deferred purchase price of property, all conditional sale obligations and all obligations under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business); (iv) all obligations of such Person for the reimbursement of any obligor on any letter of credit, banker’s acceptance or similar credit transaction (other than obligations with respect to letters of credit securing obligations (other than obligations described in (i) through (iii) above) entered into in the ordinary course of business of such Person to the extent such letters of credit are not drawn upon or, if and to the extent drawn upon, such drawing is reimbursed no later than the third Business Day following receipt by such Person of a demand for reimbursement following payment on the letter of credit); (v) all obligations of the type referred to in clauses (i) through (iv) of other Persons, the payment of which such Person is responsible or liable as obligor, guarantor or otherwise; (vi) all obligations of the type referred to in clauses (i) through (v) of other Persons secured by any Lien on any property or asset of such Person (whether or not such obligation is assumed by such Person), the amount of such obligation being deemed to be the lesser of the value of such property or assets or the amount of the obligation so secured; and (vii) any amendments, modifications, refundings, renewals or extensions of any indebtedness or obligation described as Indebtedness in clauses (i) through (vi) above.

Limitation on Liens on Stock of Designated Subsidiaries. So long as any Securities are Outstanding, neither the Company nor the Guarantor will, nor will it permit any of their respective Subsidiaries to, create, assume, incur, guarantee or otherwise permit to exist any Indebtedness secured by any mortgage, pledge, lien, security interest or other encumbrance (a “Lien”) upon any shares of Capital Stock of any Designated Subsidiary (whether such shares of stock are now owned or hereafter acquired) without effectively providing concurrently that the Securities (and, if the Company and the Guarantor so elect, any other Indebtedness of the Company that is not subordinate to the Securities and with respect to which the governing instruments require, or pursuant to which the Company is otherwise obligated, to provide such security) shall be secured equally and ratably with such Indebtedness for at least the time period such other Indebtedness is so secured.

Limitation on Disposition of Stock of Designated Subsidiaries. So long as any Securities are outstanding and except in a transaction otherwise permitted by this Indenture, neither the Company nor the Guarantor will issue, sell, assign, transfer or otherwise dispose of any shares of, securities convertible into, or warrants, rights or options to subscribe for or purchase shares of, Capital Stock (other than Preferred Stock having no voting rights) of any Designated Subsidiary, and will not permit any Designated Subsidiary (other than to the Company or the Guarantor) to issue any shares (other than the director’s qualifying shares and Preferred Stock having no voting rights) of, or securities convertible into, or warrants, rights or options to subscribe for or purchase shares of, Capital Stock (other than Preferred Stock having no voting rights) of any Designated Subsidiary, if, after giving effect to any such transaction and the issuance of the maximum number of shares issuable upon the conversion or exercise of all such convertible securities, warrants, rights or options, the Company or the Guarantor, as the case may be, would own, directly or indirectly, less than 80% of the shares of Capital Stock of such Designated Subsidiary (other than Preferred Stock having no voting rights); provided, however, that (i) the foregoing shall not prevent any issuance, sale, assignment, transfer or other disposition by the Company or the Guarantor if the consideration is at least at fair market value as determined in good faith by the Guarantor’s Board of Directors pursuant to a Guarantor’s Board Resolution and (ii) the foregoing shall not prohibit any such issuance or disposition of securities if required by any law or any regulation or order of any governmental or insurance regulatory authority. Notwithstanding the foregoing, (i) the Company or the Guarantor, as the case may be, may merge or consolidate any Designated Subsidiary into or with another direct or indirect Subsidiary of the Guarantor, the shares of capital stock of which the Guarantor owns directly or indirectly at least 80%, and (ii) the Company or the Guarantor, as the case may be, may, subject to the provisions of [article dealing with mergers], sell, assign, transfer or otherwise dispose of the entire Capital Stock of any Designated Subsidiary at one time for at least a fair market value consideration as determined in good faith by the Guarantor’s Board of Directors pursuant to a Guarantor’s Board Resolution.

Company and Guarantor May Consolidate, etc., on Certain Terms. Neither the Company nor the Guarantor shall consolidate or amalgamate with or merge into any other Person (whether or not affiliated with the Company or the Guarantor), or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to any other Person (whether or not affiliated with the Company or the Guarantor), and the Company shall not permit any other Person (whether or not affiliated with the Company or the Guarantor) to consolidate or amalgamate with or merge into the Company or Guarantor or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to the Company or Guarantor; unless:

(a) either the Company or the Guarantor is the continuing Person, or the successor Person (if other than the Company or the Guarantor) expressly assumes by supplemental indenture the obligations and covenants evidenced by this Indenture and the Securities (in which case, the Company or the Guarantor, as applicable, will be discharged therefrom),

(b) if the Company or the Guarantor is not the continuing Person, the successor Person shall be a corporation or limited liability company organized under the laws of the United States of America, any state thereof or the District of Columbia, Bermuda or any member of the Organization for Economic Co-Operation and Development;

(c) immediately after giving effect to such transaction, no Event of Default or event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing; and

(d) an Officers’ Certificate (if involving the Company) or a Guarantor’s Officer’s Certificate (if involving the Guarantor) and an Opinion of Counsel are delivered to the Trustee, each (1) stating that such transaction and any supplemental indentures pertaining thereto, comply with [articles regarding amendments to indenture and mergers], respectively, and (2) otherwise complying with [section dealing with required certificates and opinions].